SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
          ----------------------------------------------------------------

                               SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                                 Exchange Act of 1934
                                  (Amendment No.  )

          Filed by the Registrant  [ X ]
          Filed by a Party other than the Registrant  [   ]

          Check the appropriate box:

          [   ]     Preliminary Proxy Statement
          [   ]     Confidential, for use of the Commission Only (as
                    permitted by Rule 14a-6(e)(2))
          [ X ]     Definitive Proxy Statement
          [   ]     Definitive Additional Materials
          [   ]     Soliciting Materials Pursuant to Section 240.14a-11(c)
                    or Section 240.14a-12

                            BRADLEY PHARMACEUTICALS, INC.
           ----------------------------------------------------------------
                   (Name of Registrant as Specified in its Charter)

          ----------------------------------------------------------------
             (Name of Person(s) Filing Proxy Statement if other than the
                                     Registrant)

          Payment of Filing Fee (Check the appropriate box):

          [ X ]     No fee required.

          [   ]     Fee computed on table below per Exchange Act Rules 14a-
                    6(i)(4) and 0-11.

                    1) Title of each class of securities to which transaction applies:

                         -----------------------------------------------

                    2)   Aggregate number of securities to which
                         transaction applies:

                         -----------------------------------------------

                    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which the filing fee is calculated and state how it was determined):

                         ------------------------------------------------

                    4)   Proposed maximum aggregate value of transaction:

                         -------------------------------------------------

                    5)   Total fee paid:

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          [   ]     Fee paid previously with preliminary materials.

          [   ]     Check box if any part of the fee is offset as provided
                    by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
                    Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                    1)   Amount Previously Paid:

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                    2)   Form, Schedule or Registration Statement No.:

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                    3)   Filing Party:

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                    4)   Date Filed:

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

                            BRADLEY PHARMACEUTICALS, INC.
                         ------------------------------------

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         ------------------------------------


          To the Shareholders of Bradley Pharmaceuticals, Inc.:

               The Annual Meeting of Shareholders (the "Meeting") of Bradley Pharmaceuticals, Inc., a New Jersey corporation (the "Company"), will be held at Bradley Pharmaceuticals, Inc., 383 Route 46 West, Fairfield, New Jersey, on Thursday, August 28, 1997 at 10:00 A.M., Local Time, to consider and act upon the following:

               1. To elect five directors of the Company, two by the holders of the Class A Common Stock of the Company voting separately as a class, and three by the holders of the Class B Common Stock of the Company voting separately as a class, to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

               2. To ratify and approve an amendment to the Company's 1990 Stock Option Plan, as amended (the "Plan"), to increase, from 1,500,000 shares, to 2,600,000 shares, the number of shares of Class A Common Stock reserved for issuance upon the exercise of options granted under the Plan; and

               3. To consider and act upon such other matters as may properly come before the Meeting or any adjournment thereof.

               Only shareholders of record of the Class A and Class B Common Stock of the Company, each no par value per share, at the close of business on July 28, 1997 shall be entitled to receive notice of, and to vote at, the Meeting, and at any adjournment or adjournments thereof. A Proxy and a Proxy Statement for the Meeting are enclosed herewith.

               All shareholders are cordially invited to attend the Meeting. If you do not expect to be present, you are requested to fill in, date and sign the enclosed Proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope to make sure that your shares are represented at the Meeting. In the event you decide to attend the Meeting in person, you may, if you desire, revoke your Proxy and vote your shares in person.

               By Order of the Board of Directors.


                                                  DANIEL GLASSMAN
                                                  Chairman and CEO

                                                  Dated:  July 28, 1997


                                      IMPORTANT
                                      ---------

          THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                            BRADLEY PHARMACEUTICALS, INC.

                                  383 ROUTE 46 WEST
                           FAIRFIELD, NEW JERSEY 07004-2402



                                 --------------------

                                   PROXY STATEMENT
                            ANNUAL MEETING OF SHAREHOLDERS
                                   AUGUST 28, 1997

                                 --------------------


                                       GENERAL

               This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Bradley Pharmaceuticals, Inc., a New Jersey corporation (the "Company"), to be voted at the Annual Meeting of Shareholders of the Company (the "Meeting") which will be held at Bradley Pharmaceuticals, Inc., 383 Route 46 West, Fairfield, New Jersey, on Thursday, August 28, 1997, at 10:00 A.M., Local Time, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement.

               The principal executive offices of the Company are located at 383 Route 46 West, Fairfield, New Jersey 07004-2402. The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to shareholders is July 29, 1997.

               A Proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted FOR the election as directors of the persons who have been nominated by the Board of Directors, FOR the ratification and approval of an amendment to the Company's 1990 Stock Option Plan, as amended (the "Plan"), increasing, from 1,500,000 shares, to 2,600,000 shares, the number of shares of Class A Common Stock reserved for issuance upon the exercise of options granted under the Plan (the "Plan Amendment"), and in accordance with the judgment of the person or persons voting the proxies on any other matter that may be properly brought before the Meeting. Each such Proxy granted may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, or by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.

                                  VOTING SECURITIES

               At the close of business on July 28, 1997, the record date for the determination of shareholders entitled to vote at the Meeting (the "Record Date"), the Company had outstanding 7,622,122 shares of its Class A Common Stock, no par value per share (the "Class A Common Stock"), and 431,552 shares of its Class B Common Stock, no par value per share (the "Class B Common Stock"). There were no other classes of voting securities outstanding at the Record Date. The holders of such Class A and Class B Common Stock are entitled to one vote and five votes, respectively, for each share held on such Record Date, but with respect to the election of Directors, so long as there are at least 325,000 shares of Class B Common Stock issued and outstanding (of which there were as of the Record Date), holders of Class A Common Stock, voting separately as a class, are entitled to elect two directors and holders of Class B Common Stock, voting separately as a class, are entitled to elect three directors.

               Under the rules of the Securities and Exchange Commission, boxes and a designated blank space are provided on the Proxy card for shareholders to mark if they wish to withhold authority to vote for one or more nominees for director. Votes withheld in connection with the election of one or more of the nominees for director will be counted as votes cast against such individuals and will be counted toward the presence of a quorum for the transaction of business. If no direction is indicated, the Proxy will be voted for the election of the nominees for director. Under the rules of the National Association of Securities Dealers, Inc., a broker "non-vote" has no effect on the outcome of the election of directors or the establishment of a quorum for such election. The form of proxy does not provide for abstentions with respect to the election of directors; however, a shareholder present at the Meeting may abstain with respect to such election. The treatment of broker "non-votes" and abstentions with respect to the election of directors is consistent with applicable New Jersey law and the Company's By-laws.

               No person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement and, if given or made, such information or representation must not be relied upon as having been authorized by the Company.

               A copy of the Company's 1997 Annual Report to Shareholders is also being mailed to you herewith. Said Annual Report contains the financial statements of the Company and a report with respect thereto by Grant Thornton, the Company's independent auditors. Said Annual Report is not deemed a part of the soliciting material for the Proxy.

                                 RECENT DEVELOPMENTS

               On June 2, 1997, the Board of Directors of the Company authorized the issuance of 254,311 shares of Class B Common Stock (the "Reissued Class B Stock") to Daniel Glassman, the Company's President and Chief Executive Officer. The Reissued Class B Stock was issued to Mr. Glassman in consideration for, among other things, Mr. Glassman's delivery to the Company, for cancellation, of 254,311 shares of Class A Common Stock of the Company. The issuance of the Reissued Class B Stock to Mr. Glassman was the result of the Board of Directors' decision to restore management status quo following the Board's recently learning that Mr. Glassman had pledged (the "Pledge"), in April 1995, 254,311 shares of Class B Common Stock then owned by Mr. Glassman (the "Pledged Shares") to secure certain obligations of Mr. Glassman to an unaffiliated third party lender. Mr. Glassman has delivered to the Company a letter in which he states that the Pledge was an inadvertent error on his part and that had he been aware of the potential ramifications of the Pledge, he would have pledged other collateral to secure the obligations in question.

               Pursuant to the Company's Certificate of Incorporation, as amended (the "Charter"), the Pledged Shares automatically converted into shares of Class A Common Stock upon the Pledge by Mr. Glassman. Consequently, the number of outstanding shares of Class B Common Stock following the Pledge was reduced by 254,311 shares. Pursuant to the Charter, holders of the Company's Class B Common Stock are entitled to elect a majority of the Company's directors so long as there are at least 325,000 shares of Class B Common Stock issued and outstanding; otherwise, all holders of Class A and Class B Common Stock, voting as a single class, are entitled to elect all of the Company's directors. During November 1995, and pursuant to matters unrelated to the Pledge, an aggregate of 428,358 other shares of Class B Common Stock were returned to, and retired by, the Company. As a result thereof, the number of outstanding shares of Class B Common Stock fell below the aforementioned 325,000 share threshold. In light of the Company's being unaware of the Pledge, holders of the Company's Class A and Class B Common Stock, voting as separate classes, elected two directors and three directors, respectively, at the Company's Annual Stockholders' Meeting held in May 1996 (the "1996 Annual Meeting"), rather than voting together as a single class to elect all of the Company's directors. Accordingly, since the 1996 Annual Meeting, only the two directors of the Company elected by the holders of the Class A Common Stock (the "Class A Directors") have been duly and validly elected. Prior to June 3, 1997, the Company's By-Laws stated that the Company shall have three directors. Since their election by stockholders at the 1996 Annual Meeting, the two Class A Directors, each of whom was an independent director, voted in favor of all matters approved by the Board of Directors. Prior to the authorization of the issuance of the Reissued Class B Stock to Mr. Glassman, the Class A Directors appointed David Hillman, Secretary of the Company, as the third director of the Company.

               Since the issuance of the Reissued Class B Stock to Mr. Glassman caused the number of issued and outstanding shares of Class B Common Stock to increase to 431,552 shares (above the

          325,000 share threshold set forth in the Company's Charter), the holders of Class B Common Stock became entitled to elect a majority (consisting of three) of the Company's directors. Following the issuance to Mr. Glassman of the Reissued Class B Stock, the directors of the Company amended the Company's By-Laws to provide that the Board of Directors shall be comprised of five persons and the holders of the outstanding Class B Common Stock, acting separately as a class in accordance with the Company's Charter, elected, by majority written consent in lieu of a meeting, Daniel Glassman and Iris S. Glassman as directors of the Company and David Hillman was designated as a director elected by the holders of the Class B Common Stock.

               At a Special Meeting of Stockholders held in August 1996, it was reported that an amendment (the "Option Plan Amendment") to the Company's 1990 Stock Option Plan, as amended (the "Plan"), had been approved by stockholders increasing, from 1,500,000 shares to 2,600,000 shares, the number of shares of Class A Common Stock authorized for issuance under the Plan. Given the ramifications of the Pledge, and in particular, that the 254,311 Class B shares voted in favor of the Option Plan Amendment by Mr. Glassman were counted as 1,271,555 votes (giving effect to the 5:1 voting power attributable to Class B shares) but should have been counted as only 254,311 shares of Class A Common Stock voting in favor of the Option Plan Amendment, there was an insufficient number of shares of Common Stock of the Company voting to approve the Option Plan Amendment. Accordingly, the Board of Directors has determined to treat the Option Plan Amendment as having been rejected by the Company's stockholders. Options under the Plan to acquire an aggregate of 140,000 shares of Class A Common Stock granted by the Company in reliance upon the Option Plan Amendment having been approved by stockholders have been returned voluntarily to the Company by the relevant optionees for cancellation. As a consequence of believing, in good faith, that the Option Plan Amendment had been approved by stockholders, between August 15, 1996 and December 31, 1996, there were outstanding options to acquire under the Plan in excess of 1,500,000 shares of Class A Common Stock. As a result of options to acquire an aggregate of 423,354 shares of Class A Common Stock under the Plan being cancelled during 1996 due to optionees leaving the employ of the Company, there are outstanding, as of the date of this report, options to acquire an aggregate of 1,485,365 of Class A Common Stock under the Plan.

              OWNERSHIP OF COMMON STOCK BY DIRECTORS, EXECUTIVE OFFICERS
                         AND FIVE PERCENT BENEFICIAL HOLDERS

               The following table sets forth certain information as of July 28, 1997, regarding the ownership of the Company's Class A and Class B Common Stock by (i) each director of the Company,
          (ii) each executive officer of the Company named in the Summary Compensation Table set forth elsewhere in this Proxy Statement,
          (iii) each beneficial owner of more than five percent of the Class A and Class B Common Stock of the Company known by management and (iv) all directors and executive officers of the Company, as a group, and the percentage of outstanding shares of Class A and Class B Common Stock beneficially held by them on that date.

               Since each share of Class B Common Stock may be converted at any time by the holder into one share of Class A Common Stock, the beneficial ownership rules promulgated under the Securities Exchange Act of 1934, as amended, require that all shares of Class A Common Stock issuable upon the conversion of Class B Common Stock by any stockholder be included in determining the number of shares and percentage of Class A Common Stock held by such stockholder. The effect of the assumption that such stockholder is the beneficial owner of such shares is also reflected in the following table. For a more complete description of the method used to determine such beneficial ownership, see footnote 2 to the following table:

                                         AMOUNT AND NATURE OF BENEFICIAL
                                                   OWNER(1)(2)
                                        ---------------------------------

           NAME OF ADDRESS OF                CLASS A           CLASS B
           BENEFICIAL OWNER                COMMON STOCK     COMMON STOCK
           ------------------              ------------     ------------

           Daniel Glassman                 1,070,621(3)     311,736(4)
           383 Route 46 West
           Fairfield, NJ

           Iris S. Glassman                  208,607(5)      37,283(6)
           383 Route 46 West
           Fairfield, NJ

           David Hillman                     132,183(7)      43,610
           383 Route 46 West
           Fairfield, NJ

           Phillip McGinn                      1,000           -0-
           383 Route 46 West
           Fairfield, NJ

           Alan G. Wolin                      57,230(8)        -0-
           383 Route 46 West
           Fairfield, NJ

           Alan V. Gallantar                  63,100(9)        -0-
           383 Route 46 West
           Fairfield, NJ

           Berlex Laboratories, Inc.       1,000,000           -0-
           110 East Hanover Avenue
           Cedar Knolls, NJ

           All executive officers and      1,648,747(3)(4)  402,821(4)(6)
           directors as a group (10        (5)(6)(7)(8)(9)
           persons)


                                                PERCENT OF CLASS(2)
                                            --------------------------

           NAME OF ADDRESS OF                CLASS A           CLASS B
           BENEFICIAL OWNER               COMMON STOCK      COMMON STOCK
           ------------------             ------------      ------------

           Daniel Glassman                   12.42%            72.24%
           383 Route 46 West
           Fairfield, NJ

           Iris S. Glassman                   2.67%             8.64%
           383 Route 46 West
           Fairfield, NJ

           David Hillman                      1.71%            10.11%
           383 Route 46 West
           Fairfield, NJ

           Phillip McGinn                       *                 -
           383 Route 46 West
           Fairfield, NJ

           Alan G. Wolin                        *                 -
           383 Route 46 West
           Fairfield, NJ

           Alan V. Gallantar                    *
           383 Route 46 West
           Fairfield, NJ

           Berlex Laboratories, Inc.         13.11%               -
           110 East Hanover Avenue
           Cedar Knolls, NJ

           All executive officers and        22.70%            93.34%
           directors as a group (10
           persons)

          ____________________________
          *  Represents less than one percent.

          (1) Unless otherwise indicated, the stockholders identified in this table have sole voting and investment power with respect to the shares beneficially owned by them.
          (2) Each named person and all executive officers and directors, as a group, are deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of options, warrants or exchange or conversion rights. Accordingly, the number of shares and percentage set forth opposite each stockholder's name under the columns "Class A Common Stock" includes shares of Class A Common Stock issuable upon exercise of presently exercisable warrants and stock options and shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock. The shares of Class A Common Stock so issuable upon such exercise, exchange or conversion by any such stockholder are not included in calculating the number of shares or percentage of Class A Common Stock beneficially owned by any other stockholder.
          (3) Includes 311,736 shares issuable upon conversion of a like number of shares of Class B Common Stock. Of these shares, 64,096 shares are owned indirectly by Mr. Glassman through affiliates and 684,089 shares underlie presently exercisable options owned by Mr. Glassman. Mr. Glassman's affiliates have disclaimed beneficial ownership over all of these shares. Mr. Glassman disclaims beneficial ownership over shares and options owned by his wife, Iris S. Glassman.
          (4) Includes 26,098 shares owned indirectly by Mr. Glassman through affiliates. Mr. Glassman's affiliates have disclaimed beneficial ownership over these shares. Does not include 16,403 shares beneficially owned by Iris S. Glassman, Mr. Glassman's wife.
          (5) Includes 37,283 shares issuable upon conversion of a like number of shares of Class B Common Stock, 6,700 shares owned indirectly by Mrs. Glassman through affiliates, 25,220 shares owned indirectly by Mrs. Glassman as trustee for her children's trusts and 139,404 shares underlying presently exercisable options. Mrs. Glassman disclaims beneficial ownership over all shares beneficially owned by her husband, Daniel Glassman.
          (6) Includes 20,880 shares owned indirectly by Mrs. Glassman as trustee for the Bradley Glassman 1995 Trust. Mrs. Glassman disclaims beneficial ownership over all shares of Class B Common Stock beneficially owned by her husband, Daniel Glassman.
          (7) Includes 43,610 shares issuable upon conversion of a like number of shares of Class B Common Stock, 1,780 shares owned indirectly by Mr. Hillman through an affiliate and 80,318 shares underlying presently exercisable options. Mr. Hillman's affiliate has disclaimed beneficial ownership over shares owned by it.
          (8) Includes 2,300 shares underlying presently exercisable options and 15,033 shares owned indirectly by Dr. Wolin through affiliates.
          (9) Includes 38,000 shares underlying presently exercisable options and 25,000 shares owned indirectly by Mr. Gallantar through an affiliate.

                                      PROPOSAL I

                                ELECTION OF DIRECTORS

               At the meeting, five directors are to be elected to serve until the next Annual Meeting of Shareholders and until their successors shall be duly elected and shall qualify. Two directors are to be elected by the holders of the Class A Common Stock, voting separately as a class, and three directors are to be elected by the holders of the Class B Common Stock, voting separately as a class. Unless otherwise specified, all proxies received will be voted in favor of the election of the nominees of the Board of Directors named below as directors of the Company for each respective class of stock. All of the nominees are presently directors of the Company. The term of the current directors expires at the Meeting. Should any of the nominees not remain a candidate for election at the date of the Meeting (which contingency is not now contemplated or foreseen by the Board of Directors), proxies solicited hereunder will be voted in favor of those nominees who do remain candidates and may be voted for substitute nominees selected by the Board of Directors. Assuming a quorum is present with respect to each of the Class A and Class B Common Stock, a vote of a majority of the shares of Class A Common Stock present, in person or by proxy, at the Meeting, is required to elect the Class A nominees as directors and a vote of a majority of the shares of Class B Common Stock present, in person or by proxy, at the Meeting, is required to elect the Class B nominees as directors.

             NOMINEES FOR ELECTION BY THE HOLDERS OF CLASS A COMMON STOCK

          DR. PHILIP W. MCGINN, JR.

               Dr. Philip McGinn, age 71, has served as a director of the Company since December 1996. Since 1984, Dr. McGinn has also served as President of Worldwide Marketing and Translation Services, Inc., a New Jersey based company providing consulting services in new product and company acquisitions, marketing, market analysis, promotional planning, sales training, management development and business, educational and translation services. Dr. McGinn also served as Associate Dean, School of Health Professions, Long Island University, from 1990 to 1996.

          ALAN G. WOLIN, PH.D.

               Alan G. Wolin, Ph. D., age 64, has served as a director of the Company since May 12, 1997. Since 1988, Dr. Wolin has served as an independent consultant to various companies in the food, drug and cosmetic industries. Between 1962 and 1987, Dr. Wolin served M&M/Mars, the world's largest candy company, in various capacities, including Director of Consumer Quality Assurance and Quality Coordination. In his capacity as Director of Consumer Quality Assurance and Quality Coordination, Dr. Wolin was responsible for ensuring consumer quality and public health issues relating to M&M/Mars' products.

             NOMINEES FOR ELECTION BY THE HOLDERS OF CLASS B COMMON STOCK

          DANIEL GLASSMAN

               Daniel Glassman, age 55, is a founder of the Company and has served as its Chief Executive Officer since the Company's inception in January 1985. Mr. Glassman has also served as the Company's Chairman of the Board from January 1985 through April 1995 and from June 2, 1997 through the date of this Proxy Statement. Mr. Glassman has also served as President of the Company since February 1991. Mr. Glassman, a registered pharmacist, is also Chairman of the Board of Banyan Communications Group Inc., a communications company controlled by Mr. Glassman ("Banyan"). Banyan encompasses two marketing research organizations (Danis Research and Hospital Research Associates) and an advertising agency (Daniel Glassman Advertising). Mr. Glassman has operated these companies for more than the last eighteen years. Mr. Glassman was previously Vice President for Client Services for Medicus Communications, Inc., where he directed marketing programs for pharmaceutical companies such as Procter & Gamble, Rorer, Schering-Plough corporation and
          Merrill-Dow, Inc.   Mr. Glassman is the husband of Iris Glassman,
          the Treasurer and a director of the Company. Mr. Glassman is also Chairman of the Board, President and Chief Executive Officer of Doak Dermatologics, Inc., Bradley Pharmaceuticals Overseas, Ltd. and Bradley Pharmaceuticals (Canada), Inc., subsidiaries of the Company.

          IRIS S. GLASSMAN

               Iris S. Glassman, age 54, has served as Treasurer of the Company since its inception in 1985. Mrs. Glassman has also served as a director of the Company from January 1985 through April 1995 and from June 2, 1997 through the date of this Proxy Statement. Mrs. Glassman is the wife of Daniel Glassman and has fifteen years of diversified administrative and financial management experience, including providing budgetary planning and funds allocation for Banyan.

          DAVID HILLMAN

               David Hillman, age 56, has served as Secretary of the Company since 1985 and as a director of the Company from January 1990 through April 1995 and from April 29, 1997 through the date of this Proxy Statement. For more than the past five years, Mr. Hillman has also served as a director of Banyan and since 1990, as President of Banyan's Health Care Division and Treasurer of Banyan. Mr. Hillman, a registered pharmacist, has also served as President of Hospital Research Associates, a division of Banyan engaged in the business of conducting market research for the pharmaceutical industry, since 1983. Mr. Hillman has over sixteen years of market research, sales and marketing experience, including product group manager for Lederle Laboratories.

                       OTHER EXECUTIVE OFFICERS OF THE COMPANY

          ALBERT FLEISCHNER, PH.D.

               Albert Fleischner, Ph.D., age 56, has served as Vice President, Pharmaceutical Research and Development of the Company since August 1994. From 1988 to 1994, Dr. Fleischner served as Director, Pharmaceutics and Chemical Process Development, at Roberts Pharmaceuticals Corp., a New Jersey based pharmaceuticals company. Prior thereto, Dr. Fleischner served in research and development positions with Ford Laboratories and Schering-Plough Corporation. Dr. Fleischner also owned and operated Fleischner Pharmacies, a community drug chain of four stores from June 1963 to April 1973.

          ALAN V. GALLANTAR

               Alan V. Gallantar, age 39, a certified public accountant, has served as Senior Vice President - Director of Corporate Planning and Development of the Company since May 1, 1997. From January 1994 through April 30, 1997, Mr. Gallantar served as Chief Financial Officer of the Company and from September 1992 through January 1994, Mr. Gallantar served as Controller of the Company. From 1991 to 1992, Mr. Gallantar served as a financial consultant to the Company. From 1989 to 1991, Mr. Gallantar served as a Divisional Controller for Paine Webber, Inc. and prior thereto in several financial positions with Chase Manhattan Bank, N.A., Philip Morris Inc. and Deloitte & Touche.

          GENE L. GOLDBERG

               Gene L. Goldberg, age 59, has served as Senior Vice President - Marketing and Business Planning of the Company since January 1, 1997. For more than the past five years, Mr. Goldberg has also served as Executive Vice President of Daniel Glassman Advertising, a division of Banyan.

          LAWRENCE LENZ

               Lawrence Lenz, age 50, has served as Chief Financial Officer and Vice President - Finance of the Company since May 1, 1997 and February 11, 1997, respectively. For more than 16 years prior thereto, Mr. Lenz served as Vice President of C.M. Offray & Sons, Inc., a New Jersey based manufacturer and distributor of ribbons. Prior to his affiliation with C.M. Ofray & Sons, Inc., Mr. Lenz served as Senior Financial Manager of General Foods.

          MARYKAY SCUCCI

               MaryKay Scucci, age 38, has served as Chief Operating Officer of the Company's Doak Dermatologics, Inc. subsidiary since January 1997. For more than five years prior thereto, Ms. Scucci held several senior executive positions with Schering Berlin, Inc. and its Berlex and Berlichem operating subsidiaries. Schering Berlin, Inc. is the United States holding company of Schering, AG, a multibillion dollar international organization.


                          BOARD OF DIRECTORS AND COMMITTEES

               During the year ended December 31, 1996 ("Fiscal 1996"), there were four meetings of the Board of Directors. All directors attended at least 75% of these meetings.

               The Board of Directors has designated from among its members an Audit Committee, which consists of Messrs. Hillman and McGinn and Dr. Wolin. The Audit Committee, which reviews the Company's financial and accounting practices and controls, held two meetings during Fiscal 1996. The Company does not have a nominating committee.

                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

               During Fiscal 1996 and 1995, the Company received administrative support services (consisting principally of advertising services, mailing, copying, data processing and other office service) which were charged to operations from Banyan, an affiliated company controlled by Daniel Glassman, the President and Chief Executive Officer of the Company, amounting to approximately $280,000 and $517,000, respectively. During Fiscal 1996 and Fiscal 1995, the Company paid Banyan $291,000, and $440,000, respectively, for such services. At December 31, 1996, $11,000 was due the Company from Banyan. At December 31, 1995, there were no outstanding balances between the Company and Banyan.

               On December 31, 1990, the Company issued a promissory note in the amount of $123,975 for the cumulative amounts of previously issued demand loans made to the Company by Mr. Glassman. This note was satisfied in its entirety in 1995.

               In connection with the Company's satisfaction in June 1996 of the $1.87 million current liability then owning to Berlex, the Company borrowed $100,000 from various trusts established for the benefit of the children of Mr. Glassman and Iris S. Glassman, Mr. Glassman's wife and Treasurer and a Director of the Company.
          This $100,000 loan was repaid on September 30, 1996 together with accrued interest at the rate of 16% per annum (approximately $4,100).

               The Company rents its Fairfield, New Jersey operating facility from Daniel Glassman and Iris S. Glassman pursuant to a lease expiring on July 31, 1997. This lease is renewable, at the option of the Company, for an additional one year term at a base rent of $178,296 per annum. Rent expense, including an allocated portion of real estate taxes, was approximately $176,000 and $173,000, respectively, for Fiscal 1996 and Fiscal 1995.

               During Fiscal 1996 and Fiscal 1995, Daniel Glassman, the Company's President and Chief Executive Officer also served as Chief Executive Officer of Banyan. As such, Mr. Glassman allocated a portion of his working time to the business of each of the Company and Banyan (Mr. Glassman estimates that less than 5% of his time is spent on Banyan business). During Fiscal 1996 and Fiscal 1995, Mr. Glassman received compensation from the Company and Banyan.

               During Fiscal 1996 and Fiscal 1995, Alan V. Gallantar, the Company's then Chief Financial Officer (and current Senior Vice President and Director - Corporate Planning and Development) also served as Chief Financial Officer of Banyan. As such, Mr. Gallantar allocated a portion of his working time to the business of each of the Company and Banyan (Mr. Gallantar estimates that less than 5% of his time was spent on Banyan business). During Fiscal 1995, renumeration paid to Mr. Gallantar by the Company and Banyan was approximately $54,000 and $74,000, respectively. The Company reimbursed Banyan for the costs of Mr. Gallantar's services. Effective January 1, 1996, Mr. Gallantar began deriving his compensation solely from the Company.

                   COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

                              Summary Compensation Table
                              --------------------------

               The following table shows all the cash compensation paid by the Company, as well as certain other compensation paid or accrued during Fiscal 1996 and the fiscal years ended December 31, 1995 and 1994, to Daniel Glassman, the Company's President and Chief Executive Officer, and Alan V. Gallantar, who served as the Company's Corporate Vice President and Chief Financial Officer during Fiscal 1996 and the fiscal years ended December 31, 1995 and 1994. No other executive officer of the Company earned total annual salary and bonus for Fiscal 1996 in all capacities in which such person served the Company in excess of $100,000. There were no restricted stock awards, long-term incentive plan payouts or other compensation paid during Fiscal 1996 to the executive officers named in the following table except as set forth below:

                                                             LONG-TERM
                                                           COMPENSATION
                                  ANNUAL COMPENSATION         AWARDS
                                  -------------------    -----------------
                                                            SECURITIES
           NAME AND PRINCIPAL                               UNDERLYING
           POSITION             YEAR    SALARY   BONUS      OPTIONS(1)
           ------------------   ----    ------   -----   -----------------

           Daniel Glassman      1996   $122,500   -0-        404,500(3)
             President and      1995   $114,542   -0-        359,589(4)
             Chief Executive    1994   $ 75,200   -0-        300,000
              Officer

           Alan V. Gallantar    1996   $118,600   -0-         44,000(5)
           Corporate Vice       1995   $ 54,000   -0-           -0-
             President and      1994   $ 32,900   -0-         23,000
             Chief Financial
             Officer(2)
          __________________

          (1) All of these options are exercisable into shares of Class A Common Stock.

          (2) Mr. Gallantar was promoted to the office of Senior Vice President - Director of Corporate Planning and Development of the Company on May 1, 1997. Mr. Gallantar ceased serving as the Company's Corporate Vice President and Chief Financial Officer as of May 1, 1997.

          (3) Of these shares, 31,500 shares underlie options granted on December 5, 1996 to replace a like number of options previously granted to Mr. Glassman which expired by their terms. These options are exercisable at any time prior to December 4, 2001 at an exercise price of $0.825 per share, 110% of the fair market value for shares of Class A Common Stock on the date of grant. The remaining 373,000 shares underlie options which were repriced by the Company on April 18, 1996. These repriced options vest at various times through 1998 and are exercisable at various times through 2000 at an exercise price of approximately $1.44 per share, 110% of the fair market value for shares of Class A Common Stock on the date of repricing. See "Report on Repricing of Options" below.

          (4) Of these shares, 341,589 shares underlie options granted on December 5, 1995. These options are exercisable at any time prior to December 4, 2000 at an exercise price of $1.16875 per share, 110% of the fair market value for shares of Class A Common Stock on the date of grant. These options were granted by agreement with the Company in consideration for Mr. Glassman's agreement to retire 341,589 shares of Class B Common Stock previously distributed to him. The remaining 18,000 shares underlie options granted on September 12, 1995, which options expire during 2000 and vest in equal, one third increments in 1996, 1997 and 1998. The exercise price for these 18,000 options was originally $3.7125 per share, approximately 110% of the fair market value for shares of Class A Common Stock on the original date of grant. These 18,000 options comprise a portion of the 373,000 options owned by Mr. Glassman which were repriced by the Company on April 18, 1996. See "Report on Repricing of Options" below.

          (5) These shares underlie options which were repriced by the Company on February 21, 1996. These repriced options (of which approximately 86% have already vested) vest at various times through December 30, 1997 and are exercisable at an exercise price of $1.47 per share, the fair market value for shares of Class A Common Stock on the date of repricing.
               See "Report on Repricing of Options" below.

                             Option Grants in Fiscal 1996
                             ----------------------------

               The following table sets forth information concerning outstanding options to purchase shares of the Company's Class A Common Stock granted during Fiscal 1996 by the Company to Daniel Glassman, the only executive officer of the Company granted options during Fiscal 1996. Neither options to purchase shares of Class B Common Stock nor stock appreciation rights were granted by the Company during Fiscal 1996. The exercise prices for all options reported below are not less than 110% of the per share market prices for Class A Common Stock on their dates of grant.

                                    INDIVIDUAL GRANTS
                                    -----------------

                                           % OF
                                           TOTAL
                                          OPTIONS
                              NUMBER OF   GRANTED
                             SECURITIES     TO      EXERCISE
                             UNDERLYING  EMPLOYEES   OR BASE
                               OPTIONS   IN FISCAL    PRICE    EXPIRATION
           NAME               GRANTED     1996(1)    ($/SH)       DATE
           ----              ----------  ---------  --------   ----------

           Daniel Glassman    31,500       3.94%     $0.825     12/04/01
                             373,000(2)   46.70%     $1.440     12/04/00

          ________________

          (1) This figure includes 533,320 options previously granted to employees which, at the election of the employee/optionees, were repriced during Fiscal 1996.
          (2) These shares underlie options that were repriced by the Company on April 18, 1996. See "Report on Repricing of Options" below.


                    Aggregated Option Exercises in Fiscal 1996 and
                            Fiscal Year-End Option Values
                    ----------------------------------------------

                    The following table presents the value, on an aggregate basis, as of December 31, 1996, of outstanding stock options held by the executive officers of the Company listed in the Summary Compensation Table above. No stock options were exercised by the executive officers listed below during Fiscal 1996.


                                        NUMBER OF SECURITIES UNDERLYING
                                             UNEXERCISED OPTIONS AT
                                                FISCAL YEAR-END
                                        -------------------------------

                     NAME               EXERCISABLE        UNEXERCISABLE
                     ----               -----------        -------------

           Daniel Glassman                 634,089            112,000

           Alan V. Gallantar                36,333              7,667




                                       VALUE OF UNEXERCISED IN-THE-MONEY
                                                   OPTIONS AT
                                               FISCAL YEAR-END(1)
                                       ---------------------------------

                     NAME               EXERCISABLE        UNEXERCISABLE
                     ----               -----------        -------------

           Daniel Glassman                $64,646              $ -0-

           Alan V. Gallantar               $ -0-               $ -0-

          ____________________

          (1) Based on the closing sale price of $1.313 per share of Class A Common Stock on December 31, 1996, as reported by NASDAQ.


                               Employment Contracts and
             Termination of Employment and Change-in-Control Arrangements
             ------------------------------------------------------------

               The Company does not have any employment contracts or termination of employment or change-in-control arrangements with any of its executive officers.

                              Compensation of Directors
                              -------------------------

               Directors who are not officers or employees of the Company receive a director's fee of $600 for each meeting of the Board of Directors, or a committee thereof, attended by such director, plus out-of-pocket costs. Directors who are also officers or employees of the Company receive no additional compensation for their services as directors.

               On December 5, 1996, concurrently with Dr. Philip McGinn's appointment as a director of the Company, Dr. McGinn was granted options to purchase up to 15,000 shares of Class A Common Stock of the Company. These options vest in three equal and annual installments commencing on December 5, 1997 and expire on December 4, 2006. These options are exercisable at $0.6875 per share (the fair market value per share of Class A Common Stock as of the date of grant).

               On January 5, 1996, Mr. David Hillman was granted options to purchase up to 53,568 shares of Class A Common Stock of the Company at an exercise price of $1.1875 per share (the fair market value per share of Class A Common Stock as of the date of grant). These options vested immediately and expire January 4, 2006. These options were granted by agreement with the Company in consideration for Mr. Hillman's agreement to retire 53,568 shares of Class B Common Stock previously owned by him.


                            Report on Repricing of Options
                            ------------------------------

               On February 16, 1996, the Board of Directors of the Company agreed to reprice all outstanding stock options (consisting solely of options outstanding under the Company's 1990 Stock Option Plan, as amended) so that the exercise price of such options would be recast to be the closing price of the Company's Class A Stock as published in The Wall Street Journal on the day
                                        -----------------------
          the stock options were returned to the Company, if such options were returned prior to 1:00 p.m., or the next days' closing price as published in The Wall Street Journal if such options were
                          -----------------------
          returned after 1:00 p.m. This repricing concluded on June 30, 1996. The weighted average exercise price of all repriced options (after giving effect to the repricing) was approximately $1.46. This repricing (during a period when the Company's Board of Directors determined that the Company's stock price was depressed) was authorized by the Board of Directors to provide, among other things, an incentive for the Company's associates and consultants to share in the Company's future growth and remain with the Company.

               The following table sets forth certain information regarding options that were repriced by the executive officers of the Company listed in the Summary Compensation Table above and the directors of the Company.

                                                 WEIGHTED
                                                  AVERAGE        WEIGHTED
                                NUMBER OF     EXERCISE PRICE   AVERAGE PRICE
                                 OPTIONS          BEFORE           AFTER
               OPTIONEE          REPRICED        REPRICING       REPRICING
               ---------        ---------     --------------   -------------

           Daniel Glassman        373,000          $3.72           $1.44

           Alan V. Gallantar       44,000          $2.72           $1.47

           Iris S. Glassman       145,192          $3.41           $1.31

           David Hillman           28,750          $3.17           $1.54

           Alan G. Wolin            2,300          $3.09           $1.69


                                     PROPOSAL II
                                  THE PLAN AMENDMENT

          GENERALLY

               The Board of Directors proposes that shareholders ratify and approve an amendment to the Company's 1990 Stock Option Plan, as amended (the "Plan"), to increase, from 1,500,000 shares to 2,600,000 shares, the number of shares of Class A Common Stock reserved for issuance upon the exercise of options granted under the Plan (the "Plan Amendment").

               Pursuant to the Plan, both incentive and non-qualified stock options currently may be granted to officers, directors, employees, consultants and advisors of the Company, up to an aggregate of 1,500,000 shares. As of the Record Date, options to purchase an aggregate of 1,486,365 shares of Class A Common Stock were outstanding under the Plan and options to purchase 13,635 shares of Class A Common Stock remained available for grant under the Plan. The proposed Plan Amendment would increase, to 2,600,000, the number of shares of Class A Common Stock reserved for issuance pursuant to options granted or to be granted.

               On July 11, 1997, the Board of Directors approved, subject to shareholder ratification at the Meeting, the Plan Amendment. At that date, the Board of Directors further approved certain administrative and other non-substantive amendments to the Plan, thereby bringing the Plan into compliance with Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. The Board of Directors believes that it is in the Company's and its shareholders' best interests to ratify and approve the Plan Amendment to allow the Company to continue to grant options under the Plan to secure for the Company the benefits of the additional incentive inherent in the ownership of its Class A Common Stock by key employees, officers and directors and to help the Company secure and retain the services of key employees. Approval by the holders of a majority of the shares of Class A and Class B Common Stock of the Company represented in person or by proxy at the Meeting, voting as a single class, is necessary for shareholder ratification and approval of the Plan Amendment. In voting on such ratification and approval, each share of Class A Common Stock will be entitled to one vote and each share of Class B Common Stock will be entitled to five votes.

               A full copy of the proposed Plan Amendment is attached as Exhibit A to this Proxy Statement. The major features of the Plan, as proposed to be amended, are summarized below, but this is only a summary and is qualified in its entirety by reference to the full text of the Plan. Capitalized terms not otherwise defined herein shall have the meanings given them in the Plan. On July 22, 1997, the closing bid and asked prices for shares of the Company's Class A Common Stock were $1.375 and $1.438, respectively.

          ADMINISTRATION

               The Plan is administered by the Board of Directors. As such, the Board is authorized to interpret the Plan and to make, amend and rescind the rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the Plan's administration and for the grant of options thereunder.

          OPTION PLAN PARTICIPANTS

               The selection of persons who are eligible to participate in the Plan and grants to those individuals are determined by the Board, in its discretion. The only established criteria to determine eligibility under the Plan is that employees may be granted incentive stock options and employees, officers, directors and consultants may be granted non-statutory stock options if, in each instance, the Board determines that such person performs services of special importance to the management, operation and development of the business of the Company. Approximately 140 persons currently participate in the Plan.
          Each option granted under the Plan must be evidenced by a written agreement containing such provisions as may be approved by the Board.

          SHARES SUBJECT TO GRANT

               Under the Plan, the maximum number of shares of the Company's Class A Common Stock with respect to which stock options may be granted is currently 1,500,000 shares and is proposed to be amended to be 2,600,000 shares. The number of shares subject to each outstanding stock option, the option price with respect to outstanding stock options, and the aggregate number of shares remaining available under the Plan are subject to adjustment to reflect events such as stock dividends, stock splits, recapitalizations, mergers, consolidations, or reorganizations of or by the Company. If a stock option expires or terminates for any reason without having been fully exercised, the shares subject to the unexercised portion of the option are again available for further grant under the Plan.

          AMENDMENT OR TERMINATION OF THE PLAN

               The Board of Directors may terminate or amend the Plan in any respect at any time, provided that, without shareholder approval, the Board may not amend the Plan so as to increase the maximum number of shares in the aggregate which are subject to the Plan, change the class of persons eligible to receive incentive stock options or adversely affect the rights of the holder of any then outstanding option.

               Unless sooner terminated by the Board of Directors, the Plan will terminate on January 31, 2000, which is ten years after its effective date. The termination of the Plan will not affect the validity of any stock option outstanding on the date of termination.

          STOCK OPTIONS

               Grant of Stock Options

               Both incentive options and nonqualified options may be granted under the Plan. Incentive stock options may be granted to employees only, while non-statutory stock options may be granted to employees, officers, directors and consultants. An incentive option is intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Any incentive option granted under the Plan must have an exercise price not less than 100% of the fair market value of the shares on the date on which such option is granted. With respect to an incentive option granted to a participant who owns more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price of such option must not be less than 110% of the fair market value of the stock subject to such option on the date such option is granted. A nonqualified option granted under the Plan must have an exercise price of not less than the par value of the shares underlying the option on the date on which such option is granted.

               At the time of the exercise of any option granted pursuant to the Plan, the participant must pay the full option price for all shares purchased in cash.

               Terms of Stock Options

               No stock option granted under the Plan may remain outstanding for more than ten years from the date of grant, except that, with respect to an incentive option granted to a participant who, at the time of the grant, owns more than 10% of the total combined voting stock of all classes of stock of the Company, such option must expire not more than five years after the date of the grant.

               Continuation of Employment

               Unless the Board of Directors, in its discretion, determines otherwise, all rights to exercise options terminate if the participant ceases to be an employee of the Company for any cause other than death or disability. If the participant's employment is terminated for any reason other than death or disability, or if the participant retires or resigns, the Board may, in its sole discretion, allow the participant to exercise the option for up to three months after such termination, but not after the option expires, to the extent the option is exercisable at the date of such termination. If the participant dies or becomes disabled, the option is exercisable for twelve months after the resulting termination of employment, but not after the option expires, to the extent the option is exercisable at the date of such termination. The Plan provides that as a condition to granting a stock option under the Plan, the Board may require that the prospective participant agree in writing to remain in the employ of the Company for a designated minimum period from the date of the granting of such stock option.

               Non-Transferability of Stock Options

               No stock option granted under the Plan may be transferred by a participant other than by will or by the laws of descent and distribution, and such stock options are exercisable, during the lifetime of the participant, only by the participant.

          FEDERAL INCOME TAX CONSEQUENCES

               The rules governing the tax treatment of options and stock acquired upon the exercise of options are quite technical. Therefore, the description of tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

               Incentive options granted pursuant to the Plan are intended to qualify as "incentive stock options" within the meaning of
          Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). If the participant makes no disposition of the shares acquired pursuant to exercise of an incentive option within one year after the transfer of shares to such participant and within two years from grant of the option, such participant will realize no taxable income as a result of the grant or exercise of such option; any gain or loss that is subsequently realized may be treated as long-term capital gain or loss, as the case may be. Under these circumstances, the Company will not be entitled to a deduction for federal income tax purposes with respect to either the issuance of such incentive options or the transfer of shares upon their exercise.

               If shares subject to incentive options are disposed of prior to the expiration of the above time periods, the participant will recognize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the lesser of (i) the excess of the market value of the shares on the date of exercise over the option price, or (ii) the gain recognized on such disposition. Such amount will ordinarily be deductible by the Company for federal income tax purposes in the same year, provided that the Company satisfies certain federal income tax withholding requirements. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the market value of the shares on the date of exercise will be treated as capital gain.

               A participant who acquires shares by exercise of a nonqualified option generally realizes as taxable ordinary income, at the time of exercise, the difference between the exercise price and the fair market value of the shares on the date of exercise. Unless an election under Section 83(b) of the Code is timely filed, however, a participant who is subject to suit under Section 16(b) of the Securities Exchange Act of 1934 with respect to sales of shares acquired upon the exercise of a nonqualified option recognizes as taxable ordinary income, at the time he is no longer subject to such suit, the difference between the exercise price and the fair market value of the shares at such time. Such amount will ordinarily be deductible by the Company in the same year, provided that the Company satisfies certain federal income tax withholding requirements.

               Due to the individual tax consequences of acquiring and exercising stock options, each optionee under the Plan is urged to consult his or her tax advisor with respect to the acquisition and the exercise of options.


                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
               RATIFICATION AND APPROVAL OF THE PROPOSED PLAN AMENDMENT


                                    ANNUAL REPORT

               All shareholders of record of the Company as of the Record Date are concurrently being sent a copy of the Company's Annual Report to Shareholders for Fiscal 1996. This Annual Report contains certified financial statements of the Company for Fiscal 1996 and the year ended December 31, 1995.

               THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH BENEFICIAL HOLDER OF ITS CLASS A AND CLASS B COMMON STOCK AS OF THE RECORD DATE, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, AS AMENDED, FOR FISCAL 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO BRADLEY PHARMACEUTICALS, INC., 383 ROUTE 46 WEST, FAIRFIELD, NEW JERSEY 07004-2402, ATTENTION: CORPORATE SECRETARY.

                                SHAREHOLDER PROPOSALS

               Shareholder proposals must be received by January 2, 1998 in order to be considered for inclusion in proxy materials distributed in connection with the next Annual Meeting of Shareholders.

                                    MISCELLANEOUS

               As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matter to be brought before the Meeting. However, if any other matters not mentioned in the Proxy Statement are properly brought before the Meeting or any adjournments thereof, the persons named in the enclosed Proxy or their substitutes will have discretionary authority to vote proxies given in said form, or otherwise act, in respect of such matters in accordance with their best judgment.

               All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by the Company. In addition to solicitation of proxies by use of the mails, directors, officers and employees (who will receive no compensation therefor in addition to their regular remuneration) of the Company may solicit the return of proxies by telephone, telegram or personal interview. The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request instructions for voting the proxies. The Company may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith.

               It is important that proxies be returned promptly.
          Shareholders are, therefore, urged to fill in, date, sign and return the Proxy immediately. No postage need be affixed if mailed in the enclosed envelope in the United States.

                                        By Order of the Board of Directors,

                                        DANIEL GLASSMAN
                                        Chairman & CEO

          July 28, 1997

                                      EXHIBIT A

                   THIRD AMENDMENT TO BRADLEY PHARMACEUTICALS, INC.
                                1990 STOCK OPTION PLAN

               WHEREAS, BRADLEY PHARMACEUTICALS, INC. (the "Company") has previously adopted the Bradley Pharmaceuticals, Inc. 1990 Stock Option Plan, as amended (the "Plan");

               WHEREAS, pursuant to Section 12 of the Plan, the Company's Board of Directors and shareholders have retained the right to amend the Plan; and

               WHEREAS, the Company's Board of Directors now desires to amend the Plan.

               NOW, THEREFORE, IN CONSIDERATION of the premises and by resolution of the Company's Board of Directors, the Plan is hereby amended as follows, subject to approval by the Company's shareholders:

               1. The second sentence of Section 6 of the Plan be, and hereby is, amended to read as follows:

                    "The aggregate number of Shares which may be issued
               under Options exercised under this Plan shall not exceed 2,600,000."